UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 16, 2020

SOUTH JERSEY INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Charter)

New Jersey	1-6364	22-1901645
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 South Jersey Plaza, Folsom, NJ 08037
(Address of Principal Executive Offices) (Zip Code)

(609) 561-9000
 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $1.25 par value per share	SJI	New York Stock Exchange

5.625% Junior Subordinated Notes due 2079	SJIJ	New York Stock Exchange

Corporate Units	SJIU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As discussed in Item 5.07 below,  the Company’s shareholders approved of an amendment to our certificate of incorporation to increase the number of total authorized shares from 122,500,000 to 222,500,000 shares and the number of authorized shares of common stock from 120,000,000 to 220,000,000 shares.  The amendment to the certificate of incorporation is attached hereto as Exhibit 3.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On October 16, 2020, the Company held a Special Meeting of Shareholders. At the meeting, the shareholders voted on (1) approval of an amendment to our certificate of incorporation to increase the number of total authorized shares from 122,500,000 to 222,500,000 shares and the number of authorized shares of common stock from 120,000,000 to 220,000,000 shares (the ‘‘Charter Amendment’’ or ‘‘Proposal 1’’) and (2) approval of one or more adjournments of the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve Proposal 1 at the time of the Special Meeting (‘‘Proposal 2’’).

The number of votes cast for or against and the number of abstentions with respect to each matter voted upon, as applicable, are set forth below.

	Votes For	Votes Against	Abstentions

Proposal 1: Charter Amendment	85,588,252	3,483,926	177,980

Proposal 2: Meeting Adjournment	73,749,098	15,280,608	220,452

Item 9.01	Financial Statements and Exhibits

Exhibit Index
Exhibit	Description

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

3.1	South Jersey Industries, Inc. Amendment to Certificate of Incorporation effective October 16, 2020

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUTH JERSEY INDUSTRIES, INC.

Date: October 20,2020	/s/ Eric Stein
Eric Stein
Vice President and General Counsel